Altaba Inc.
Schedule of Investments
As of September 30, 2026
($ in thousands)
(Unaudited)
Description:				Shares	Fair Value $

Investments:
Common Shares — 0.2%
Internet Software & Services - 0.2%
SeatGeek, Inc. (1)(2)				237	1,841
Total Common Shares (Cost — $9)				237	1,841

		Rate % (3)	Final Maturity (4)	Shares	Fair Value $
Money Market Funds (6) — 0.7%
Federated Hermes Government Obligations Fund - Premier Class		3.77		6,767	6,767
Total Money Market Investments (Cost — $6,767)				6,767	6,767

Fixed Income Securities	Rate Type	Rate % (5)	Final Maturity	Principal $	Fair Value $
Short Term
United States Treasury Bill	Zero Coupon	3.61	10/15/2026	319,500	319,027
United States Treasury Notes	Fixed	4.37	4/30/2027	70,800	70,145
United States Treasury Notes	Fixed	4.25	10/15/2026	69,400	69,408
Total Short Term U.S. Government Debt (Cost — $458,944) - 50.7%				459,700	458,580

Total Investments — (Cost - $465,720) - 51.6%					467,188

Other Liabilities/Other Assets — 48.4%					438,962
Net Assets Applicable to Common Shares -- 100%					$ 906,150

(1) Non-income producing securities.
(2) Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors.
(3) Presented rate represents the Money Market Fund's average 7-day % yield as of September 30, 2026.
(4) Money Market Funds do not have a set maturity date.
(5) For zero coupon bonds, the rate presented is yield as of September 30, 2026.
(6) A portion of this security has been deposited into a separate Altaba account in connection with the Fund's agreement with the IRS.

At September 30, 2026, the tax basis cost of the Fund's investments was $465,720 and the unrealized appreciation was $1,468.

Fair Value Measurements

Hierarchy of Fair Value Inputs
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The fair values of the Fund’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of the Fund’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). The Fund utilizes a pricing service to assist in obtaining fair value pricing for the Marketable Debt Securities Portfolio.

The following table reflects the valuation level used in the schedule of investments as of September 30, 2026 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Investments:
Common shares	$ -	$ -	$ 1,841	$ 1,841
Money market funds	6,767	-	-	6,767
Fixed income securities:
U.S. government debt - short term	-	458,580	-	458,580
Total financial assets at fair value	$ 6,767	$ 458,580	$ 1,841	$ 467,188

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

Assets

Total Investments
Balance as of January 1, 2026	$1,749
Purchases	-
Sales	-
Change in unrealized appreciation (depreciation)	92
Realized gain (loss)	-
Transfers out of Level 3	-
Balance as of September 30, 2026	$1,841

The change in unrealized appreciation (depreciation) attributable to assets owned on September 30, 2026, which were valued using significant unobservable inputs (Level 3) amounted to approximately $92 thousand.

Type of investment	Fair Value at September 30, 2026 (in thousands)	Valuation Technique	Unobservable Inputs
Investments - common shares	$ 1,841	Market Approach	Price per share	$7.76